DE-AC01-93NE50067,
08843672/50067-02
Amendment No. 015
EXHIBIT 10.8
     AMENDMENT NO. 015, dated as of January 18, 2001, to Contract No. DE-AC01-93NE50067, 08843672/50067-02 entered into January 14, 1994 (the “Contract”) by and between the United States Enrichment Corporation (USEC), Executive Agent of the United States of America, and Techsnabexport Co. Ltd. (TENEX), Executive Agent of the Ministry of Atomic Energy (MINATOM), Executive Agent of the Russian Federation. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Contract.
     WHEREAS, the Parties wish to consolidate in this Amendment No. 015 to the Contract various coefficients, applied to the conversion of kilograms of uranium, contained in LEU, ordered for delivery to USEC under the Contract in calendar years 1995 through 2001, into (i) the SWU component of such LEU; (ii) the natural uranium hexafluoride (the UF6nat”) component of such LEU; and (iii) the kilograms of enriched uranium hexafluoride (the “UF6”), represented by such LEU, which coefficients were previously established in various amendments to the Contract and other documents related to the Contract.
     SECTION 1. Paragraph (b)(2) of Section B.06 of Part 1 of the Contract is amended hereby to read in full as follows:
     “(6) The following coefficients shall apply to the conversion of kilograms of uranium, contained in LEU of various U-235 assays, ordered by USEC for delivery in calendar year 1995 and thereafter, into the SWU component of such LEU and the natural uranium hexafluoride (the UF6nat”) component of such LEU:

Assay of U-235 in	Quantity of SWU,	Quantity in kilograms
LEU, weight percents:	deemed to be	of uranium as
	contained in one	UF6nat,
	kilogram of uranium	deemed to be
	as LEU of given	contained in one
	assay:	kilogram of uranium
		as LEU of given
		assay:
3.20%	3.787	7.056
3.60%	4.525	8.029
4.00%	5.276	9.002
4.40%	6.039	9.976
4.95%	7.101	11.314
     The following coefficients (designated as coefficients “F” in respective Certificates of Quality and Quantity under this contract) shall apply to the conversion of kilograms of uranium, deemed to be contained in LEU of various U-235 assays, ordered by USEC for delivery in calendar year 1995 and thereafter, into kilograms of enriched uranium hexafluoride (the “UF6”), represented by such LEU:

Assay of U-235 in LEU, weight percents:	Quantity in kilograms of uranium
as LEU, deemed to be contained in
one kilogram of UF6:
3.20%	0.67611
3.60%	0.67610
USEC:
TENEX:

DE-AC01-93NE50067,
08843672/50067-02
Amendment No. 015

Assay of U-235 in LEU, weight percents:	Quantity in kilograms of uranium
as LEU, deemed to be contained in
one kilogram of UF6:
4.00%	0.67609
4.40%	0.67607
4.95%	0.67606
     The above coefficients shall be applied with respect to all respective matters under the contract, including, without limitation, the pricing and the establishment of the quantities of natural uranium to be delivered by USEC to TENEX under Section H.27 of the contract and issuance of the Certificates of Quality and Quantity. In the event that USEC and TENEX agree on delivery of LEU of another assay, than the parties shall stipulate in the contract the above coefficients, applicable for such new assay under this contract, determined in accordance with the standard method of calculation thereof.”.
     SECTION 2. Except as amended hereby, the Contract shall remain unchanged and in full force and effect. In the event that any conflict arises between this Amendment and the Contract, TENEX and USEC shall resolve such conflict consistent with the purpose of this Amendment as set forth in the recitals herein.
     SECTION 3. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

UNITED STATES ENRICHMENT CORPORATION		JOINT STOCK COMPANY “TECHSNABEXPORT”

By:	Philip G. Sewell	By:	Alexei A. Grigoriev

Title:	Senior Vice President	Title:	Deputy General Director